DIME COMMUNITY BANCSHARES, INC.

Sterne Agee Financial Services Conference

February 9, 2009

Statements made herein that are forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions and market interest rates, particularly in the markets in which the Company operates, fiscal and monetary policy, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to publicly announce future events or developments, which may affect the forward-looking statements herein.

Financial Statistics Review

As of or for the Year Ended December 31,

	2008	2007	*change*	
Total Assets	**$ 4,055,598**	**$ 3,501,175**	**$ 554,423**	***15.8% increase***
Total Loans	3,291,505	2,877,025	$ 414,480	*14.4% increase*
Total Deposits	2,260,051	2,179,998	$ 80,053	*3.7% decrease*
Loan Originations	1,089,361	574,526	$ 514,835	*89.6% increase*
Yield	*5.93%*	*6.38%*	*-0.45%*	
Net interest margin	**2.60%**	**2.29%**	**0.31%**	

($ in thousands)

Financial Review

Year Ended December 31, 2008

1. DCOM has no "sub-prime" or "Alt-A" Loans

2. Earnings Per Share $0.85
   - ***increase of 27% compared to $0.67 in 2007***

3. Return on Average Tangible Equity 12.5%
   - ***compared to 9.9% in 2007***

4. Return on Average Assets 0.76%
   - ***compared to 0.69% in 2007***

5. Current Stock Price $10.11 (close of 2/1/2009)

Financial Review

Highlights of the Quarter Ended December 31, 2008

1. Core Earnings Per Share $0.22
   - ***Guidance of $0.20 to $0.22 provided for March 2009 quarter***
2. OTTI charge of $3.2 million or 5 cents per share
   - ***None currently forecasted in the March 2009 quarterly projection***
3. Provision for loan losses of $1.0 million (2 cents per share)
   - ***Guidance for March 2009 quarter includes $2.0 million***
4. Non-interest expense $12.5 million
   - ***Guidance for March 2009 estimates $12.8 million and includes increased FDIC premiums***

Quarterly EPS vs. Stock Price


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
EPS
Stock Price
$0.26
$0.20
$0.17
$0.17
$0.17
$0.17
$0.17
$0.18
$0.26
$0.25
$0.16
$0.21E
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009E

Note: Estimate for March 2009 quarter equals midpoint of guidance given in the Company's January 23, 2009 earnings release

Share Repurchase Program



Shares Repurchased
Stock Price
8.8% of shares O/S since 4Q'05
6.2% of shares O/S during 2007
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08

Note: Based on 36,956,907 period end shares outstanding as of December 31, 2005; $13.30 is the price as of December 31, 2008.

Balance Sheet Composition

Loans comprise 81% of assets; 146% Loan to Deposit Ratio



Assets
Cash/ Short-term Investments 5%
Investments/ MBS 8%
All Other 6%
Loans 81%
Cash/short-term Investments 5%
Investments/MBS 8%
Loans 81%
All Other 6%



Liabilities and Equity
Equity 7%
All Other 5%
Borrowings 35%
Deposits 56%
Deposits 55%
Borrowings 35%
Equity 7%
All Other 3%

Note: as of December 31, 2008.

Loan Portfolio Composition


Small Mixed Use 2.5% LTV 64%
Commercial Mixed Use 10.1% LTV 58%
Construction 1.4%
Other 2.2% LTV 45%
Underlying COOP 5.9% LTV 19%
Pure Commercial 14.9% LTV 55%
Pure Multifamily 38.1% LTV 60%
Multifamily Mixed Use 24.9% LTV 58%

Total weighted Average LTV = 56%

Total weighted Average DSR = 1.80X

Note: as of December 31, 2008.

Experienced Lenders

- Management Team has many years of experience in Multifamily Lending in the New York Market:
  - Vincent Palagiano, Chairman/CEO, 38 years with Dime
  - Michael Devine, President/COO, 37 years with Dime
  - Kenneth Mahon, 1st Executive VP/CFO, 28 years with Dime
  - Dan Harris Executive Vice President, Lending, over 30 years multifamily lending experience
  - *plus numerous other officers in lending and loan servicing tenured more than 20 years with Dime*

Insider Ownership

Vincent F. Palagiano - Chairman of the Board and CEO	1,482,629	4.4%
Michael P. Devine - President and Chief Operating Officer	870,688	2.6%
Kenneth J. Mahon First Executive Vice President and CFO	536,278	1.6%
All Directors and Executive Officers	6,354,252	18.8%

Loan Originations

Originations picking up beginning 3rd Quarter 2007.

Large Increase in June and September 2008 Quarters.



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
6.50%
6.40%
6.30%
6.20%
6.10%
6.00%
5.90%
5.80%
5.70%
5.60%
2006
2007
2008



Originations
WTD Average Rate
Period End loan pipeline
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%



100%
80%
60%
40%
20%
0%
65%
DSR
1.52
63%
DSR
1.53
59%
DSR
1.47
69%
DSR
1.47
68%
DSR
1.31
65%
DSR
1.68
60%
DSR
1.67
59%
DSR
1.60
68%
DSR
1.35
58%
DSR
1.33
61%
DSR
1.36
58%
DSR
1.71
61%
DSR
1.37
2006
2007
2008
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08

Low Level of Non-Performing Assets

Dime continues to be an industry leader in loan quality, with a low level of non-performing assets….


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
DCOM
Industry Median
Industry Average
2004
2005
2006
2007
Sep-2008

Dime Community Bancshares, Inc.

Source: Sandler O'Neill Top 100 Thrifts Ranked by Assets

Charge-off & Non-Performing Asset Percentages

NPA's peaked at 5.01% of Total Loans in 1992….


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Charge Off % of Loans
NPA's as % of Total Loans
0.08%
0.15%
0.58%
0.85%
0.34%
0.19%
0.09%
0.02%
0.04%
0.01%
0.00%
0.01%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Dime Community Bancshares, Inc.

Non-Performing Assets/Tangible Equity

NPA's peaked at 62% of Tangible Equity also in 1992….



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Total Loans
NPA's to T/E
16.0%
10.8%
41.1%
62.4%
24.0%
6.2%
2.9%
2.1%
0.3%
0.5%
1.4
3.3%

Other-than Temporary Securities Impairment and Fannie Mae Support Obligation

Other than Temporary Securities Impairment

- ***$3.2 million recognized to date on trust preferred securities portfolio***
- ***$14.4 million amortized cost remaining in trust preferred securities.***
    - ***$5.7 million of unrealized loss already recognized in stockholders' equity***
- ***$8.1 million equity mutual fund investments***
    - ***$2.6 million unrealized loss already recognized in stockholders' equity***

Fannie Mae Support Obligation

- ***Total support obligation of $21.9 million***
- ***Fannie Mae Pool outstanding principal balance of $520 million***
- ***$27.3 million of problem loans at December 31, 2008 ($23.7 million delinquent over 90 days)***

Repricing Loans

22% of the Loan Portfolio reprices within the next 24 months



$3,400,000
$2,550,000
$1,700,000
$850,000
$-
Annual Repricings
Cumulative Repricings
$253,280
5.44%
$455,676
5.61%
$577,901
5.41%
$445,319
6.13%
$829,637
5.92%
$647,176
6.16%
2009
2010
2011
2012
2013
Beyond

Maturing Borrowings



$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
December 31, 2008
Total Borrowings = $1.25 billion[1]
2.97%
3.05%
4.26%
4.83%
4.11%
3.68%
3.65%
3.91%
3.86%
Q1-2009
Q2-2009
Q3-2009
Q4-2009
2010
2011
2012
2013
Beyond

Dime Community Bancshares, Inc.

[1] Excludes $25.0 million 9.25% subordinated note that matures in 2010 and $70 million 7% trust preferred borrowing that matures in 2034.

Focus on Profitable Deposits

December 2006

Total Deposits = $2.01 billion


Other
Checking
7%
Money Mkt./
Demand
Withdrawal
40%
CDs
53%

Non-promotional Deposits – 40%

December 2008

Total Deposits = $2.26 billion


Prime
Dime
4%
Other
Checking
5%
Money Mkt./
Demand
Withdrawal
40%
CDs
51%

Non-promotional Deposits – 52%

56% Growth in Checking Accounts since December 2006!

Maturing CD's



Maturing CD's - 2009
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.23%
3.49%
3.85%
3.71%
$234M
$289M
$358M
$106M
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Q1' 09
Q2' 09
Q3' 09
Q4' 09

Dime's highest non-promotional CD rate offered to Retail Depositors for maturities of 18 months or less. There are no premium rates for accounts over $100,000

The Average 2 Year FHLBNY Advance Rate for each Month.

Key Interest Rates

Key Interest Rates

	Jun-08	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09
Fed Funds	2.00%	2.00%	1.00%	1.00%	0.25%	0.25%	0.25%
2 Year FHLBNY Advance Rate	3.71%	3.70%	4.13%	3.74%	2.79%	2.34%	2.31%
CD Rate (1)	2.96%	3.44%	3.20%	4.16%	4.02%	2.96%	1.98%
9 Month Brokered CD Rate (2)	3.59%	3.53%	3.66%	3.48%	2.10%	1.63%	1.50%
MMA Rate (3)	2.66%	2.98%	2.98%	2.98%	2.77%	2.22%	1.98%
MMA Peer Group (4)	2.87%	3.03%	2.92%	2.80%	2.60%	2.18%	2.08%

(1) Dime's highest non-promotional CD rate offered to Retail Depositors for maturities of 18 months or less. There are no premium rates for accounts over $100,000.

(2) **Source**: Stifel Nicholas

(3) Dime's non-promotional Blended Tiered MMA Account

(4) The *MMA Peer Group* is the standard MMA Rate and/or High Balance Tiered MMA Rate from the following Institutions: *Countrywide, M&T Bank, HSBC Direct, ING Direct, Emigrant Direct, Capital One, NYB, Soverign, WaMu* (only through September), and *E-Trade*.
Source: Bankrate.com or the Institution's Website.

Prudent Branch Expansion

Two new branches strategically located, deepen the Dime footprint.


BRONX
Soundview
Port Washington
Whitestone
NASSAU
Jackson Heights
Bayside
Sunnyside
Flushing
Glen Oaks
Westbury
Hillcrest
Long Island City
Greenpoint
QUEENS
Williamsburgh
Bellmore
Brooklyn Heights
Merrick
BROOKLYN
Valley Stream
Bay Ridge
Midwood
Boro Park
Kings Highway
Bensonhurst
Marine Park

Dime Ranks Near the Top in 2007

SNL Top 100 Thrifts

Total Score	72.1	- 17 -	2008
Return on Assets	0.69%	- 22 -	0.76%
Return on Equity	7.99%	- 20 -	10.29%
3-Year Annual Growth Rate of TBV	1.33%	- 21 -	1.60%
Efficiency Ratio (operating expenses)	56.25%	- 10 -	51.25%
Non-performing Assets	0.08%	- 3 -	0.22%
Charge-offs	0.00%	- 3 -	0.02%

Note: Rank indicates standing among Top 25

Source: SNL Financial Research & Analysis: 2007 Thrifts Rankings May 2, 2008